Inventories (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Inventories [Line Items]
Finished goods	$ 2,765		$ 3,665
Work-in-process	4,119		3,727
Raw materials and supplies	885		883
Total inventories	$ 7,769	[1],[2]	$ 8,275	[1],[2]

[1]	The decrease in total inventories is primarily due to the inventory sold during 2011 that was acquired from Wyeth and had been recorded at fair value, partially offset by the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.
[2]	Certain amounts of inventories are in excess of one year's supply. There are no recoverability issues associated with those amounts.